UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 18, 2012
Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO	64106
(Address of principal executive offices)	(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Commerce Bancshares, Inc. (the Company) was held on April 18, 2012. As of the record date, there were a total of 89,038,709 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 79,017,486 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)
Election of three directors to the 2015 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management's nominees, as listed in the proxy statement. The three nominees for the three directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Jonathan M. Kemper	60,479,723	6,749,890	11,787,873
Terry O. Meek	65,879,828	1,349,785	11,787,873
Kimberly G. Walker	66,891,590	338,023	11,787,873

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2015 and until their respective successors have been duly elected and qualified.

Other directors whose term of office as director continued after the meeting were: John R. Capps, Earl H. Devanny III, W. Thomas Grant II, James B. Hebenstreit, David W. Kemper, Benjamin F. Rassieur III, Todd R. Schnuck, and Andrew C. Taylor.

(2)	Ratification of the selection of KPMG LLP as the Company's independent public accountant for 2012. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
78,311,066	475,699	230,721	—

Based on the votes set forth above, the appointment of KPMG LLP as the independent public accounting firm to serve for 2012 was duly ratified by the shareholders.

(3)
Approval of the material terms of the performance goals under the Commerce Bancshares, Inc. 2005 Equity Incentive Plan and the Executive Incentive Compensation Plan for purposes of Section 162(m) of the Internal Revenue Code. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
65,544,273	1,194,721	490,617	11,787,873

Based on the votes set forth above, the material terms of the performance goals for purposes of Section 162(m) were duly approved by the shareholders.

(4)
Advisory approval of the Company's executive compensation, as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly referred to as “Say on Pay,” is required by Section 14A of the Securities Exchange Act. The “Say on Pay” proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
64,300,460	2,181,104	748,048	11,787,873

Based on the votes set forth above, the non-binding proposal to approve the compensation awarded by the Company to its named executive officers passed.

(5) A shareholder proposal requesting necessary steps to cause the annual election of directors. This proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
30,472,090	36,346,135	411,387	11,787,873

Based on the votes set forth, the proposal to cause the annual election of directors did not pass.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.

By: /s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller
(Chief Accounting Officer)

Date: April 20, 2012